                                                                      EXHIBIT 99

List of Pending Cases

     The following sets forth the principal parties to the proceedings referred to in Item 3 of this Form 10-K in which Registrant is currently named as a defendant, the court in which such proceedings are pending and the date such proceedings were instituted against Registrant:

     Acomo, P. v. American Tobacco Company, et al., District Court of New Mexico, Santa Fe County, June 16, 1999;

     Akers, B. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

     Alexander, E. v. Philip Morris Companies, Inc., et al., USDC, Eastern District of LA, St. Landry Parish District Court, September 27, 1999;

     Anderson, J. v. The American Tobacco Company, et al., Circuit Court of Knox County, Tennessee, May 23, 1997;

     Avallone, J. v. The American Tobacco Company, et al., Superior Court of New Jersey, Middlesex County, April 23, 1998;

     Badon, C. v. R.J.R. Nabisco, Inc., et al., Judicial District Court, Parish of Cameron, Louisiana, May 23, 1994;

     Bellows, B. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, December 1, 1997;

     Benavidez, P. v. Philip Morris, Inc., et al., Superior Court of the State of California, County of Alameda, November 5, 1999;

     Bergeron, D. (Trustees of Massachusetts Carpenters) v. Philip Morris, et al., Eastern District of New York, September 29, 1999;

     Blain, R. v. RJR Nabisco, Inc., et al., Circuit Court of the State of West Virginia, Kanawha County, June, 2, 1999;

     Brazil (State of Goias) v. Philip Morris Companies, Inc., et al., Circuit Court of the Eleventh Judicial Circuit in and for Dade County, Florida, November 17, 1999;

     Caiazzo, B. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 26, 1997;

     Carll, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 20, 1997;

     Cavanagh, D. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 6, 1997;

     Collins, J. v. The American Tobacco Company, et al., Supreme Court of New York, Westchester County, May 16, 1997;

     Condon, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 13, 1997;

     Connor, C. v. The American Tobacco Company, et al., Second Judicial District Court of Bernalillo County, New Mexico, October 10, 1996;

     Cotroneo, L. v. Fortune Brands, Inc., Supreme Court of New York, Queens County, October 21, 1997;

     Coyne v. American Brands, Inc. n/k/a Fortune Brands, Inc. et al., USDC, NDOH (Federal) Cuyahoga, September 17, 1996;

     Crane, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, April 4, 1997;

     Crayton, R. v. The American Tobacco Company et al., Superior Court of the State of California, County of Alameda, March 22, 2000;

     Creech, W. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, January 6, 1997;

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     DaSilva, JC v. The American Tobacco Company, et al., Supreme Court of New
York, New York County, April 3, 1997;

     Denberg v. The American Tobacco Company, et al., Circuit Court of Cook County, Illinois, July 7, 1997 (formerly reported under the caption "Daley");

     Dierker, J. v. R.J. Reynolds Tobacco Company, et al., Thirty Fourth Judicial District Court, Parish of St. Bernard, State of LA, January 6, 2000;

     Doss, E. v. R. J. Reynolds Tobacco Company, et al., Jefferson County, Mississippi, March 21, 2000;

     Dzak, D. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, December 8, 1996;

     Eiser, L. v. The American Tobacco Company, et al., Court of Common Pleas of Philadelphia County, Philadelphia, March 30, 1999;

     Evans, B. v. Philip Morris Incorporated, et al., Circuit Court of Jasper County, Mississippi, June 10, 1997;

     Evans, R. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 23, 1996;

     Felix v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, December 1, 1997 (formerly reported under the caption "Guilloteau";

     Geiger, W. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, May 1, 1997;

     Gelfond, M. v. Fortune Brands, Inc., et al., Supreme Court of New York, New York County, May 1, 1998;

     Golden, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 10, 1997;

     Greco, A. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, June 27, 1997;

     Hansen, C. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 16, 1997;

     Hansen, P. v. The American Tobacco Company, et al., United States District Court for the State of Arkansas, Western Division, November 4, 1996 (formerly reported under the caption "McGinty");

     Huffman, C. v. American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, February 13, 1998;

     Iacono, A. v. The American Tobacco Company, et al., Supreme Court, Kings County, New York, August 20, 1997 (formerly reported under the caption "Mednick");

     Inzerilla, R. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, July 16, 1996;

     Jackson, C. v. Philip Morris Incorporated, et al., District Court of Salt Lake County, Utah, March 10, 1998;

     Jaust, T. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 10, 1997;

     Juliano, S. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, July 24, 1997;

     Keenan, T. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 15, 1997;

     Kestenbaum, D. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 23, 1997;

     Knutsen, D. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, October 11, 1996;

     Kotlyar, Y. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, December 1, 1997;

     Krigbaum, W. v. The American Tobacco Company, et al., Superior Court of California, County of Santa Clara, December 20, 1999;

     Labriola, R. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, May 28, 1997;

     Lehman, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 10, 1997;

     Leibstein, S. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997;

     Lennon, L. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 5, 1997;

     Lien, L. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, April 28, 1997;

     Litke, S. v. American Brands, Inc., et al., Supreme Court of New York, Kings County, May 7, 1997;

     Lombardo, S. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 6, 1997;

     Long, J. v. The American Tobacco Company, et al., Supreme Court of New York, Bronx County, September 24, 1997;

     Lopardo, T. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, September 25, 1997;

     Lucca, J. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, February 3, 1997;

     Lynch, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 24, 1997;

     Magnus, A. v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, May 6, 1998;

     Maisonet, B. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 12, 1997;

     Margolin, F. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 22, 1996;

     Martin, G. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, June 30, 1997;

     McCune, J. v. The American Tobacco Company, et al., United States District Court for the Southern District of West Virginia, January 31, 1997;

     McDowell, L. v. The American Tobacco Company; 5th Judicial District, Parish of Franklin, State of Louisiana, March 3, 2000;

     McGuiness, D. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 28, 1998 (formerly reported under the caption "Arnett");

     McGuinness, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 30, 1997;

     McLane, J. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 13, 1997;

     Miele v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997, (formerly reported under the caption "Cameron");

     Miller, A. v. Brown & Williamson Tobacco Corporation, et al., Circuit Court, Kanawha County, West Virginia, January 26, 1999;

     Mishk, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 2, 1997;

     Morris, L. v. R.J. Reynolds, et al., Circuit Court of the State of West Virginia, Kanawha County, March 13, 1998;

     National Asbestos Workers Medical Fund v. The American Tobacco Company, et al., United States District Court, Eastern District of New York, March 27, 1998;

     Newberg v. The American Tobacco Co., et al., Supreme Court of New York, Kings County, July 14, 1998 (formerly reported under the caption "Krochtengel");

     Newell, K. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 3, 1997;

     Newkirk, S. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

     Norton, W. v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Southern District of Indiana, May 3, 1996;

     Owens, J. v. R.J. Reynolds Tobacco Company, et al., USDC, Eastern District of LA, December 28, 1999;

     Panama (The Republic of) v. The American Tobacco Company, et al., Civil District Court for the Parish of Orleans, New Orleans, Louisiana, August 25, 1998;

     Parsons, D. v. AC&S, Inc., et al., Circuit Court of the State of West Virginia, Kanawha County, February 27, 1998;

     Perez, P. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, June 23, 1997;

     Perri, A. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, October 17, 1997;

     Piccione, Y. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, September 29, 1997;

     Portnoy, L. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, October 21, 1997;

     Reitano, L. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 22, 1996;

     Rico, S. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 30, 1998;

     Rubinobitz, L. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997;

     Russoff v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, January 6, 1997 (formerly reported under the caption "Rinaldi");

     Sao Paulo (State of) of the Federative Republic of Brazil) v. The American Tobacco Company, et al., State of Louisiana, February 14, 2000;

     Schulhoff, E. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, October 7, 1997;

     Schwartz, I. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 19, 1997;

     Schwartz, P. v. The American Tobacco Company, et al., Supreme Court New York, Kings County, December 9, 1996;

     Scott, G. v. The American Tobacco Company, et al., United States District Court for the Eastern District of Louisiana, Orleans Parish, May 28, 1996;

     Senzer, B. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, May 13, 1997;

     Shaffer, G. v. The American Tobacco Company, et al., Superior Court of California, County of Sacramento, February 14, 2000; Shapiro, M. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 17, 1997;

     Siegel, P. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 22, 1996;

     Silverman, P. v. Lorillard Tobacco Company, et al., Supreme Court of New York, Kings County, July 7, 1999;

     Smith, BJ v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, August 27, 1997;

     Sola, L. v. The American Tobacco Company, et al., Supreme Court of New York, Bronx County, July 16, 1996;

     Sprung, L. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 13, 1997;

     Standish, J. v. The American Tobacco Company, Supreme Court of New York, Bronx County, July 11, 1997;

     Sweeney, E. v. The American Tobacco Co., et al., Court of Common Pleas, State of Pennsylvania, Allegheny County, October 30, 1998;

     Tennessee (Beckom) v. The American Tobacco Company, et al., United States District Court, Eastern Division of Tennessee, May 8, 1997;

     Thomas, E. v. The American Tobacco Co., et al., Circuit Court, State of Missouri, Jefferson County, October 9, 1998;

     Thompson, J. v. American Tobacco Company, Inc., et al., State of Minnesota District Court, County of Ramsey Judicial District, September 4, 1996 (formerly reported under the caption "Masepohl");

     Tsango v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, July 2, 1997, (formerly reported under the caption "Leiderman");

     Tucker, D. v. The American Tobacco Company, et al., U.S.D.C., District of Nevada, March 21, 2000;

     Ukraine Soviet Republic (The) v. American Brands, Inc. n/k/a Fortune Brands, Inc. et al., USDC, The District of Columbia, November 19, 1999;

     Utah Laborers, et al. v. The American Tobacco Company, et al., United States District Court for the District of Utah, June 4, 1998;

     Valentin, A. v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, September 2, 1997;

     Wagner v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, April 17, 1997 (formerly reported under the caption "Levinson");

     Walgreen, C. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 23, 1997;

     Werner, R. v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, December 12, 1997;

     Wilkinson, L. v. The American Tobacco Company, et al., Circuit Court, Putnam County, West Virginia, January 19, 1999;

     Young, A. v. The American Tobacco Company, et al., Civil District Court for the Parish of Orleans, Louisiana, November 12, 1997;

     Zarudsky, W. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997;

     Zeringue, E. v. The American Tobacco Co., et al., District Court of Louisiana, Jefferson Parish, September 9, 1998; and

     Zuzalski, W. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, April 3, 1997.

List of Terminated Cases

     The following cases, previously listed as pending, have been dismissed and not previously reported as such:

     Adkins, B. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Altman, S. v. Fortune Brands, Inc., et al., Supreme Court of New York, New York County, December 16, 1997, Dismissed 10/5/98;

     Anderson, C. v. Fortune Brands, Inc., et al., Supreme Court of New York, Kings County, October 30, 1997, Dismissed 3/15/00;

     Anderson, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Badillo v. The American Tobacco Company, et al., United States District Court for the District of Nevada, October 8, 1997, Dismissed;

     Baum v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Blankenship, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 23, 1999, Dismissed;

     Boggess v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Bolin v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Brammer v. The American Tobacco Company, et al., United States District Court for the Southern District of Iowa, June 30, 1997, Dismissed 7/13/99;

     Brown, E. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Brown-Jones v. The American Tobacco Company, et al., Superior Court of Georgia, Richmond County, January 13, 1998, Dismissed;

     Brumfield v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Byus v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Carter v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Chamberlain v. The American Tobacco Company, et al., United States District Court for the Northern District of Ohio, August 14, 1996, Dismissed;

     Childers v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Christensen v. Philip Morris Companies, Inc., et al., United States District Court, Las Vegas, Nevada, April, 3, 1998, Dismissed;

     Clay, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Clay, J. v. The American Tobacco Company, et al., United States District Court for the Southern District of Illinois, May 22, 1997, Dismissed 8/9/99;

     Colfield v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998, Dismissed;

     Combs v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Compton v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Construction Laborers of Greater St. Louis Welfare Fund, et al. v. The American Tobacco Co., et al., United States District Court for the Eastern District of Missouri, October 20, 1998, Dismissed 1/19/00;

     Cook v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998, Dismissed;

     Cooper v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Craig v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Creekmoore v. Brown & Williamson Tobacco Corporation, et al., Superior Court of the State of North Carolina, Buncombe County, July 31, 1998, Dismissed 5/11/99;

     Davis v. R.J. Reynolds Tobacco Company, et al., Iowa District Court, Polk County, October 23, 1997, Dismissed 2/8/00;

     Dean v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Dempsey v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Doss v. R.J. Reynolds, et al., Circuit Court of Mississippi, Jefferson County, August 17, 1999, Dismissed;

     Duncan v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Fink v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 16, 1997, Dismissed 1/26/99;

     Fuller v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Green, M. v. The American Tobacco Company, et al., 18th Judicial District Court of Sedgwick County, Kansas, Civil Department, February 6, 1997 (formerly reported under the caption "Emig"), Dismissed;

     Gruder v. Fortune Brands, Inc., et al., Supreme Court of New York, Kings County, December 17, 1997, Dismissed 11/23/98;

     Hellen v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 23, 1996, Dismissed 10/4/99;

     Helt v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998, Dismissed;

     Hibbs v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Hodge v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Humphreys v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Husty v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Jenkins v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Jones v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     King, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Kupat Holim Clalit v. Philip Morris, Inc., et al., Jerusalem District Court, September 28, 1998, Dismissed;

     Likens v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Little v. Brown & Williamson Tobacco Corp., et al., Court of Common Pleas, Charleston, South Carolina, May 26, 1998, Dismissed;

     Mason v. American Brands, Inc. n/k/a Fortune Brands, Inc. et al., Iowa District Court, Polk County, March 12, 1999, Dismissed 6/28/99;

     Maynard v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     McCormick v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     McNelly v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Miller, B. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Mitchem v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Murphy v. The American Tobacco Company, et al., United States District Court for the District of Nevada, Southern Division, January 6, 1998, Dismissed;

     Peterson v. The American Tobacco Company, et al., Circuit Court of the First Circuit, Hawaii, February 6, 1997, Dismissed 12/2/99;

     Piscitello v. Philip Morris Incorporated, et al., Superior Court of New Jersey Law Division, Middlesex County, July 28, 1997, Dismissed 10/27/99;

     Randolph v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Ritchie v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Sanders v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Shamblen v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Speece v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Stone, N. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998; Dismissed February 8, 2000;

     Tantum v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, December 21, 1998, Dismissed 2/8/00;

     Thompson, B. v. The American Tobacco Co., et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Thompson, E. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed;

     Tranquill v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     University of South Alabama v. The American Tobacco Company, et al., United States District Court, Southern Division of Alabama, May 23, 1997, Dismissed 1/13/00;

     Van Fossen v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998, Dismissed;

     Wayne v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998, Dismissed 2/8/00;

     Whaley v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

     Whiddon v. The American Tobacco Company, Inc., et al., 36th Judicial District Court, Parish of Beauregard, Louisiana, December 19, 1997, Dismissed 2/3/98;

     Williams v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998, Dismissed;

The following cases, previously listed as pending, but in which no complaint was ever filed with the court, have been discontinued without prejudice.

     Anes v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 1, 1997;

     Daly v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 1, 1997;

     El-Haddi v The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

     Ferguson v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

     Folkman v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 28, 1998;

     Glaser v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 21, 1997;

     Greenfield v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, January 28, 1998;

     Harley v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, August 28, 1998;

     Orr v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

     Pennetti v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, April 13, 1998;

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     Simmons v. The American Tobacco Company, et al., Court of Common Pleas for
the County of Philadelphia, Pennsylvania, April 1, 1998;

     Thompson, G. v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 30, 1997;

     Tiscavitch v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 28, 1998;

     Upshur v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 10, 1997.

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